Exhibit 10.20

SECOND AMENDMENT TO LEASE
THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) dated as of August ___, 2019 (“Effective Date”) is entered into by and between TG BROTHERS, LLC, a California limited liability company (“Landlord”) and RINGCENTRAL, INC., a Delaware corporation (“Tenant”) with reference to the following:
R E C I T A L S
A.Landlord and Tenant are parties to that certain Commercial Lease Agreement (C.A.R. Form CL, revised 12/15) dated for reference purposes only May 17, 2017 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of February [__], 2018 (the “First Amendment”), hereafter collectively referred to as the “Lease”. Pursuant to the Lease, Tenant currently leases from Landlord that certain building located at 19 Davis Drive, Belmont, California (“Building”), as more particularly described in the Lease (“Premises”).
B.The term of the Lease is scheduled to expire on July 31, 2021 as indicated in Paragraph 2A of the Original Lease.
C.The parties desire to amend the Lease in order to extend the term of the Lease and otherwise modify the Lease pursuant to the terms and conditions set forth below.

A G R E E M E N T
NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to further amend the Lease as follows:
1.References. All references to the “Lease” appearing in this Second Amendment, the First Amendment or in the Original Lease shall mean the Original Lease as amended by the First Amendment and this Second Amendment. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.
2.Extension of Term. As of the Effective Date, the term of the Lease is hereby extended for seventeen (17) months (the “Extended Term”) commencing as of August 1, 2021 (the “Extended Term Commencement Date”), and expiring on December 31, 2022 (the “Extended Term Expiration Date”), on the same terms and conditions as the Lease, except as set forth in this Second Amendment. All references in the Lease to “the term of the Lease” or any similar expression and to the termination date of the Lease shall be amended accordingly. [Landlord and Tenant hereby acknowledge and agree that any and all provisions of the Lease providing for an extension or renewal of the Term of the Lease are hereby deleted in their entirety and Tenant has no remaining options extend the Term of the Lease.] [CONFIRM]
3.Monthly Base Rent. Effective on the Extended Term Commencement Date and continuing through the Extended Term, Tenant shall pay Landlord Base Rent for the Premises in accordance with the following schedule:

Period	Monthly Base Rent
08/1/2021 - 7/31/2022	$78,676.34
08/01/2022 - 12/31/2022	$81,036.63

4.
Security Deposit. Landlord acknowledges that it currently holds a Security Deposit in the amount of Forty Five Thousand Seven Hundred Thirty Eight and No/100 Dollars ($45,738.00) as security for the full and faithful performance by Tenant of its obligations under the Lease, and that no increase to the Security Deposit is required in consideration of this Second Amendment.

5.
Tenant Improvements. Landlord agrees to provide Tenant with an allowance for the making of improvements to the roof and gutter of the Premises in accordance with the plans and specifications attached hereto as Exhibit A, or such other plans and specifications as may be reasonably approved by Landlord (the “Roof Project”). Tenant shall be responsible for the construction of the Roof Project. The parties shall mutually agree upon the schedule for performance of the Roof Project. Landlord will provide an allowance of Seventy One Thousand Forty Seven and No/100 Dollars

($71,047.00) (the “Roof Allowance”) for the Roof Project, to be in the form of a credit against Base Rent. Tenant shall be entitled to a Base Rent credit equal to $23,682.33 for each of the first three (3) months following completion of the Roof Project. Tenant agrees to pay for any costs of the Roof Project in excess of the Roof Allowance.

6.
No Brokers. Each party hereby represents and warrants to the other party that neither party has entered into any agreement or taken any other action which might result in any obligation on the part of the other party to pay any brokerage commission, finder's fee or other compensation with respect to this Second Amendment and each party making this representation agrees to indemnify and hold the other party harmless from and against any losses, damages, costs or expenses (including, without limitation, attorneys' fees) incurred by reason of any breach or inaccuracy of such representation or warranty.

7.	Miscellaneous.
a.Severability: If any provision of this Second Amendment or the application of any provision of this Second Amendment to any person or circumstance is, to any extent, held to be invalid or unenforceable, the remainder of this Second Amendment or the application of that provision to persons or circumstances other than those as to which it is held invalid or unenforceable, will not be affected, and each provision of this Second Amendment will be valid and be enforced to the fullest extent permitted by law.
b.Entire Agreement. This Second Amendment contains all of the agreements of the parties hereto with respect to the matters contained herein, and no prior agreement, arrangement or understanding pertaining to any such matters shall be effective for any purpose. Except for any subsequent amendments or modifications to the Lease made in accordance with the terms thereof, any agreement made after the date of this Second Amendment is ineffective to modify or amend the terms of this Second Amendment, in whole or in part, unless that agreement is in writing, is signed by the parties to this Second Amendment, and specifically states that that agreement modifies this Second Amendment.
c.Ratification. Except as otherwise specifically herein amended, the Original Lease is and shall remain in full force and effect according to the terms thereof. In the event of any conflict between the Original Lease and this Second Amendment, this Second Amendment shall control.
d.Attorneys' Fees. Should either party institute any action or proceeding to enforce or interpret this Second Amendment or any provision thereof, for damages by reason of any alleged breach of this Second Amendment or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all cost and expenses, including actual attorneys' and other fees, reasonably incurred in good faith by the prevailing party in connection with such action or proceeding. The term "attorneys' and other fees" shall mean and include attorneys' fees, accountants' fees, and any and all consultants' and other similar fees incurred in connection with the action or proceeding and preparations therefore. The term "action or proceeding" shall mean and include actions, proceedings, suits, arbitrations, appeals and other similar proceedings.
e.Authority. Each individual executing this Second Amendment on behalf of his or her respective party represents and warrants that he or she is duly authorized to execute and deliver this Second Amendment on behalf of said entity in accordance with the governing documents of such entity, and that upon full execution and delivery this Second Amendment is binding upon said entity in accordance with its terms.
f.Counterparts. This Second Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Second Amendment may be delivered in executed form by way of electronic mail and portable document format, the exchange of which shall be binding upon the parties hereto as if the parties had delivered a fully executed original Amendment.
g.Electronic Signature Consent. THE PARTIES HERETO CONSENT AND AGREE THAT THIS SECOND AMENDMENT MAY BE SIGNED AND/OR TRANSMITTED BY FACSIMILE, E-MAIL OF A .PDF DOCUMENT OR USING ELECTRONIC SIGNATURE TECHNOLOGY (E.G., VIA DOCUSIGN OR SIMILAR ELECTRONIC SIGNATURE TECHNOLOGY), AND THAT SUCH SIGNED ELECTRONIC RECORD SHALL BE VALID AND AS EFFECTIVE TO BIND THE PARTY SO SIGNING AS A PAPER COPY BEARING SUCH PARTY'S HAND WRITTEN SIGNATURE. THE PARTIES FURTHER CONSENT AND AGREE THAT (1) TO THE EXTENT A PARTY SIGNS THIS DOCUMENT USING ELECTRONIC SIGNATURE TECHNOLOGY, BY CLICKING "SIGN", SUCH PARTY IS SIGNING THIS SECOND AMENDMENT ELECTRONICALLY, AND (2) THE ELECTRONIC SIGNATURES APPEARING ON THIS SECOND AMENDMENT SHALL BE TREATED, FOR PURPOSES OF VALIDITY, ENFORCEABILITY AND ADMISSIBILITY, THE SAME AS HAND-WRITTEN SIGNATURES.

[Remainder of Page Blank; Signature Page Follows]

IN WITNESS WHEREOF, this Second Amendment has been executed by the parties as of the Effective Date first referenced above.

"LANDLORD"
TG BROTHERS, LLC,
a California limited liability company
By:    _/s/ Joann Wu___________________
Name:    _Joann Wu_____________________
Title:    _CEO_________________________

"TENANT"
RingCentral, Inc.,
a Delaware corporation
By:    _/s/ John Marlow________________
Name:    _John Marlow__________________
Title:    _CAO_________________________

EXHIBIT A

Plans and Specifications for Roof and Gutter Improvements

[See attached]